Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2019

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of May 1, 2019
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”); and
▪ Changes in the fair value of equity securities;
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads for the Life Insurance segment have been restated to conform to the current year presentation.

Statistical Supplement is Dated
The financial data in this document is dated May 1, 2019, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Revenues
Insurance premiums	$777	$1,165	$1,323	$1,336	$1,446	86.1%
Fee income	1,456	1,470	1,550	1,511	1,475	1.3%
Net investment income	1,233	1,232	1,271	1,349	1,251	1.5%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(2)	(1)	(2)	(2)	(8)	NM
Realized gain (loss), excluding OTTI	14	(6)	(53)	193	(354)	NM
Total realized gain (loss)	12	(7)	(55)	191	(362)	NM
Amortization of deferred gains on business
sold through reinsurance	-	-	-	8	8	NM
Other revenues	131	160	175	136	147	12.2%
Total revenues	3,609	4,020	4,264	4,531	3,965	9.9%

Expenses
Interest credited	653	647	652	663	678	3.8%
Benefits	1,358	1,661	1,626	2,142	1,757	29.4%
Commissions and other expenses	1,057	1,177	1,367	1,162	1,176	11.3%
Interest and debt expense	91	68	69	69	71	-22.0%
Strategic digitization expense	15	16	18	28	15	0.0%
Total expenses	3,174	3,569	3,732	4,064	3,697	16.5%
Income (loss) before taxes	435	451	532	467	268	-38.4%
Federal income tax expense (benefit)	68	66	42	68	16	-76.5%
Net income (loss)	367	385	490	399	252	-31.3%
Adjustment for LNC stock units in our
deferred compensation plans	(2)	(8)	-	(12)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$365	$377	$490	$387	$252	-31.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.64	$1.70	$2.24	$1.80	$1.22	-25.6%

ROE, including AOCI
Net income (loss)	8.8%	9.9%	13.0%	10.9%	6.6%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities:
Corporate bonds	$80,680	$81,059	$81,065	$81,314	$84,255	4.4%
U.S. government bonds	401	422	409	417	423	5.5%
Foreign government bonds	440	471	459	448	453	3.0%
Mortgage-backed securities	4,037	4,121	4,035	4,177	4,299	6.5%
Asset-backed collateralized debt obligations	875	1,119	1,362	1,730	2,437	178.5%
State and municipal bonds	5,000	5,248	5,218	5,345	5,569	11.4%
Hybrid and redeemable preferred securities	626	620	613	593	614	-1.9%
Total AFS securities	92,059	93,060	93,161	94,024	98,050	6.5%
Trading securities	1,553	1,450	1,440	1,950	3,314	113.4%
Equity securities	112	112	112	99	153	36.6%
Mortgage loans on real estate	11,047	12,217	12,561	13,260	13,997	26.7%
Policy loans	2,389	2,508	2,490	2,509	2,498	4.6%
Derivative investments	827	584	706	1,107	981	18.6%
Other investments	2,060	2,076	2,216	2,267	2,752	33.6%
Total investments	110,047	112,007	112,686	115,216	121,745	10.6%
Cash and invested cash	2,257	1,775	1,460	2,345	1,593	-29.4%
DAC and VOBA	9,289	9,904	10,014	10,264	9,441	1.6%
Premiums and fees receivable	480	574	592	570	607	26.5%
Accrued investment income	1,137	1,119	1,168	1,119	1,184	4.1%
Reinsurance recoverables	5,009	17,979	18,271	17,748	17,660	252.6%
Funds withheld reinsurance assets	576	572	566	557	549	-4.7%
Goodwill	1,368	1,750	1,757	1,782	1,778	30.0%
Other assets	6,313	8,921	9,644	15,713	16,373	159.4%
Separate account assets	142,761	144,231	147,692	132,833	143,369	0.4%
Total assets	$279,237	$298,832	$303,850	$298,147	$314,299	12.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,923	$33,718	$33,988	$34,648	$34,009	48.4%
Other contract holder funds	80,710	88,698	89,906	91,233	93,959	16.4%
Short-term debt	250	-	-	-	300	20.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	866	866	0.1%
Financial	4,783	4,961	4,939	4,973	4,706	-1.6%
Reinsurance related embedded derivatives	34	25	20	3	177	NM
Funds withheld reinsurance liabilities	1,726	1,711	1,733	1,740	1,762	2.1%
Payables for collateral on investments	4,265	4,699	4,212	4,805	5,362	25.7%
Other liabilities	4,935	4,747	5,425	12,696	13,372	171.0%
Separate account liabilities	142,761	144,231	147,692	132,833	143,369	0.4%
Total liabilities	263,252	283,655	288,780	283,797	297,882	13.2%

Stockholders’ Equity
Common stock	5,700	5,674	5,619	5,392	5,285	-7.3%
Retained earnings	8,052	8,302	8,615	8,551	8,679	7.8%
AOCI:
Unrealized investment gains (losses)	2,533	1,502	1,138	729	2,773	9.5%
Foreign currency translation adjustment	(9)	(18)	(20)	(23)	(20)	NM
Funded status of employee benefit plans	(291)	(283)	(282)	(299)	(300)	-3.1%
Total AOCI	2,233	1,201	836	407	2,453	9.9%
Total stockholders’ equity	15,985	15,177	15,070	14,350	16,417	2.7%
Total liabilities and stockholders’ equity	$279,237	$298,832	$303,850	$298,147	$314,299	12.6%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss)
Net income (loss)	$367	$385	$490	$399	$252	-31.3%
Pre-tax adjusted income (loss) from operations	512	540	599	563	507	-1.0%
After-tax adjusted income (loss) from operations (1)	441	454	510	475	441	0.0%
Adjusted operating tax rate	13.9%	15.9%	14.9%	15.6%	13.0%

Average Stockholders’ Equity
Average equity, including AOCI	$16,653	$15,581	$15,124	$14,710	$15,384	-7.6%
Average AOCI	3,052	1,717	1,019	622	1,430	-53.1%
Average equity, excluding AOCI	$13,601	$13,864	$14,105	$14,088	$13,954	2.6%

ROE, excluding AOCI
Net income (loss)	10.8%	11.1%	13.9%	11.3%	7.2%
Adjusted income (loss) from operations	13.0%	13.1%	14.5%	13.5%	12.6%

Per Share
Net income (loss) (diluted)	$1.64	$1.70	$2.24	$1.80	$1.22	-25.6%
Adjusted income (loss) from operations (diluted)	1.97	2.02	2.34	2.15	2.14	8.6%
Dividends declared during the period	0.33	0.33	0.33	0.37	0.37	12.1%

Book value, including AOCI	$73.09	$69.85	$70.17	$69.71	$80.88	10.7%
Per share impact of AOCI	10.21	5.53	3.90	1.98	12.09	18.4%
Book value, excluding AOCI	$62.88	$64.32	$66.27	$67.73	$68.79	9.4%

Shares
Repurchased during the period	-	1.5	2.7	9.1	3.9	NM
End-of-period – basic	218.7	217.3	214.8	205.9	203.0	-7.2%
End-of-period – diluted	222.4	220.7	217.4	209.0	204.2	-8.2%
Average for the period – diluted	222.3	221.6	218.5	215.0	206.0	-7.3%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Cash Returned to Common Stockholders
Shares repurchased	$-	$100	$175	$535	$240	NM
Common dividends	72	72	72	70	76	5.6%
Total cash returned to common stockholders	$72	$172	$247	$605	$316	NM

Leverage Ratio
Short-term debt	$250	$-	$-	$-	$300	20.0%
Long-term debt	5,648	5,826	5,804	5,839	5,572	-1.3%
Total debt (1)	5,898	5,826	5,804	5,839	5,872	-0.4%
Less:
Operating debt (2)	865	865	865	866	866	0.1%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	200	178	155	189	222	11.0%
Total numerator	$4,531	$4,481	$4,482	$4,482	$4,482	-1.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,452	$13,675	$13,932	$13,621	$13,644	1.4%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,531	4,481	4,482	4,482	4,482	-1.1%
Total denominator	$18,285	$18,458	$18,716	$18,405	$18,428	0.8%

Leverage ratio	24.8%	24.3%	23.9%	24.4%	24.3%

Holding Company Available Liquidity	$1,063	$484	$465	$465	$481	-54.8%

(1) Excludes obligations under finance leases of $364 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$313	$322	$350	$300	$287	-8.3%
Retirement Plan Services	48	51	47	54	43	-10.4%
Life Insurance	172	185	217	218	195	13.4%
Group Protection	37	57	79	64	70	89.2%
Other Operations	(58)	(75)	(94)	(73)	(88)	-51.7%
Adjusted income (loss) from operations, before
income taxes	$512	$540	$599	$563	$507	-1.0%

Income (Loss) from Operations, After-Tax
Annuities	$267	$275	$302	$258	$250	-6.4%
Retirement Plan Services	43	43	40	45	39	-9.3%
Life Insurance	144	150	176	175	157	9.0%
Group Protection	29	45	63	50	55	89.7%
Other Operations	(42)	(59)	(71)	(53)	(60)	-42.9%
Adjusted income (loss) from operations	$441	$454	$510	$475	$441	0.0%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change	3/31/18	3/31/19	Change
Sources of Earnings, Pre-Tax
Investment spread	$161	$172	$169	$161	$151	-6.2%	$739	$654	-11.5%
Mortality/morbidity	132	159	198	182	179	35.6%	603	717	18.9%
Fees on AUM	247	256	264	274	243	-1.6%	1,005	1,036	3.1%
VA riders	30	28	62	19	22	-26.7%	112	131	17.0%
Total sources of earnings, before income taxes	570	615	693	636	595	4.4%	2,459	2,538	3.2%
Other Operations	(58)	(75)	(94)	(73)	(88)	-51.7%	(256)	(330)	-28.9%
Adjusted income (loss) from operations, before
income taxes	$512	$540	$599	$563	$507	-1.0%	$2,203	$2,208	0.2%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	28.2%	28.0%	24.4%	25.4%	25.5%		30.0%	25.8%
Mortality/morbidity	23.1%	26.0%	28.5%	28.5%	30.1%		24.5%	28.2%
Fees on AUM	43.4%	41.5%	38.2%	43.0%	40.7%		40.9%	40.8%
VA riders	5.3%	4.5%	8.9%	3.1%	3.7%		4.6%	5.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Annuities
Operating revenues	$1,073	$1,106	$1,118	$1,086	$1,174	9.4%
Deposits	2,526	2,983	3,080	3,774	3,508	38.9%
Net flows	(606)	(126)	(81)	675	492	181.2%
Average account values	138,290	136,741	138,639	124,869	127,185	-8.0%

Retirement Plan Services
Operating revenues	$292	$292	$294	$300	$293	0.3%
Deposits	2,360	2,217	3,328	2,163	2,496	5.8%
Net flows	463	499	1,411	173	(381)	NM
Average account values	68,249	68,534	71,293	69,518	69,977	2.5%

Life Insurance
Operating revenues	$1,660	$1,680	$1,766	$1,815	$1,700	2.4%
Deposits	1,534	1,517	1,523	1,863	1,537	0.2%
Net flows	1,076	1,084	1,080	1,439	1,020	-5.2%
Average account values	49,165	49,548	50,201	50,088	50,355	2.4%
Average in-force face amount	722,585	727,577	733,216	740,047	753,441	4.3%

Group Protection
Operating revenues	$553	$937	$1,128	$1,139	$1,138	105.8%
Insurance premiums	508	846	1,011	1,018	1,023	101.4%

Consolidated
Adjusted operating revenues (1)	$3,645	$4,073	$4,362	$4,394	$4,362	19.7%
Deposits	6,420	6,717	7,931	7,800	7,541	17.5%
Net flows	933	1,457	2,410	2,287	1,131	21.2%
Average account values	255,704	254,823	260,133	244,475	247,517	-3.2%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Sales
Annuities:
With guaranteed living benefits	$1,447	$1,496	$1,416	$1,347	$1,060	-26.7%
Without guaranteed living benefits	587	598	774	1,122	864	47.2%
Variable	2,034	2,094	2,190	2,469	1,924	-5.4%
Fixed	492	889	890	1,305	1,584	222.0%
Total Annuities	$2,526	$2,983	$3,080	$3,774	$3,508	38.9%

Retirement Plan Services:
First-year sales	$800	$841	$1,977	$835	$829	3.6%
Recurring deposits	1,560	1,376	1,351	1,328	1,667	6.9%
Total Retirement Plan Services	$2,360	$2,217	$3,328	$2,163	$2,496	5.8%

Life Insurance:
UL	$10	$10	$9	$14	$11	10.0%
MoneyGuard®	56	57	53	58	51	-8.9%
IUL	14	14	13	22	16	14.3%
VUL	58	46	62	103	52	-10.3%
Term	25	29	26	33	30	20.0%
Total individual life insurance	163	156	163	230	160	-1.8%
Executive Benefits	10	6	4	32	31	210.0%
Total Life Insurance	$173	$162	$167	$262	$191	10.4%

Group Protection:
Life	$23	$31	$69	$100	$64	178.3%
Disability	21	38	73	123	42	100.0%
Dental	11	25	16	49	13	18.2%
Total Group Protection	$55	$94	$158	$272	$119	116.4%
Percent employee-paid	53.4%	39.9%	40.0%	42.1%	52.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Operating Revenues
Annuities	$1,073	$1,106	$1,118	$1,086	$1,174	9.4%
Retirement Plan Services	292	292	294	300	293	0.3%
Life Insurance	1,660	1,680	1,766	1,815	1,700	2.4%
Group Protection	553	937	1,128	1,139	1,138	105.8%
Other Operations	67	58	56	54	57	-14.9%
Total adjusted operating revenues	$3,645	$4,073	$4,362	$4,394	$4,362	19.7%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	116	$111	$116	$120	$117	0.9%
Retirement Plan Services	76	75	75	78	75	-1.3%
Life Insurance	118	113	119	121	121	2.5%
Group Protection	80	140	174	166	156	95.0%
Other Operations	28	28	34	33	40	42.9%
Total	$418	$467	$518	$518	$509	21.8%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.8%	10.0%	10.4%	11.1%	10.0%
Retirement Plan Services	25.9%	25.7%	25.6%	25.8%	25.5%
Life Insurance	7.1%	6.7%	6.8%	6.7%	7.1%
Group Protection	14.5%	14.9%	15.3%	14.6%	13.7%
Other Operations	42.0%	50.2%	59.9%	59.8%	69.9%
Total	11.5%	11.5%	11.9%	11.8%	11.7%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$460	$515	$572	$591	$563	22.4%
Commissions	596	623	650	737	649	8.9%
Taxes, licenses and fees	78	79	82	80	100	28.2%
Interest and debt expense	68	68	69	69	71	4.4%
Expenses associated with reserve financing
and unrelated letters of credit	20	21	21	22	22	10.0%
Total adjusted operating commissions and other
expenses incurred	1,222	1,306	1,394	1,499	1,405	15.0%

Less Amounts Capitalized
General and administrative expenses	(42)	(48)	(54)	(73)	(54)	-28.6%
Commissions	(289)	(292)	(313)	(406)	(326)	-12.8%
Taxes, licenses and fees	(11)	(10)	(9)	(59)	(15)	-36.4%
Total amounts capitalized	(342)	(350)	(376)	(538)	(395)	-15.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	880	956	1,018	961	1,010	14.8%

Amortization
Amortization of DAC, VOBA and other intangibles	259	262	420	308	209	-19.3%
Total adjusted operating commissions and
other expenses	$1,139	$1,218	$1,438	$1,269	$1,219	7.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Annuities
Earned rate on reserves	3.87%	3.84%	3.89%	3.92%	3.97%	10
Variable investment income on reserves (1)	0.08%	0.13%	0.13%	0.07%	0.05%	(3)
Net investment income yield on reserves	3.95%	3.97%	4.02%	3.99%	4.02%	7
Interest rate credited to contract holders	2.32%	2.23%	2.24%	2.31%	2.41%	9
Interest rate spread	1.63%	1.74%	1.78%	1.68%	1.61%	(2)
Base spreads excluding variable investment income	1.55%	1.61%	1.65%	1.61%	1.56%	1

Retirement Plan Services
Earned rate on reserves	4.28%	4.25%	4.19%	4.20%	4.18%	(10)
Variable investment income on reserves (1)	0.09%	0.12%	0.10%	0.06%	0.05%	(4)
Net investment income yield on reserves	4.37%	4.37%	4.29%	4.26%	4.23%	(14)
Interest rate credited to contract holders	2.90%	2.90%	2.90%	2.89%	2.92%	2
Interest rate spread	1.47%	1.47%	1.39%	1.37%	1.31%	(16)
Base spreads excluding variable investment income	1.38%	1.35%	1.29%	1.31%	1.26%	(12)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.98%	4.98%	4.85%	4.92%	4.85%	(13)
Variable investment income on reserves (1)	0.27%	0.16%	0.38%	0.61%	0.06%	(21)
Net investment income yield on reserves	5.25%	5.14%	5.23%	5.53%	4.91%	(34)
Interest rate credited to contract holders	3.76%	3.72%	3.72%	3.73%	3.69%	(7)
Interest rate spread	1.49%	1.42%	1.51%	1.80%	1.22%	(27)
Base spreads excluding variable investment income	1.22%	1.26%	1.13%	1.19%	1.16%	(6)

Total (2)
Earned rate (3)	4.50%	4.46%	4.37%	4.43%	4.33%	(17)
Variable investment income (1) (3)	0.23%	0.17%	0.29%	0.43%	0.06%	(17)
Net investment income yield (3)	4.73%	4.63%	4.66%	4.86%	4.39%	(34)
Interest rate credited to contract holders	3.17%	3.13%	3.12%	3.14%	3.16%	(1)
Interest rate spread	1.56%	1.50%	1.54%	1.72%	1.23%	(33)
Base spreads excluding variable investment income	1.33%	1.33%	1.25%	1.29%	1.17%	(16)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$70	$109	$102	$108	$208	197.1%
Fee income	586	587	598	571	568	-3.1%
Net investment income	249	244	251	261	257	3.2%
Operating realized gain (loss)	48	48	46	50	41	-14.6%
Amortization of deferred gain	-	-	-	8	8	NM
Other revenues	120	118	121	88	92	-23.3%
Total operating revenues	1,073	1,106	1,118	1,086	1,174	9.4%
Operating expenses:
Interest credited	148	144	145	150	162	9.5%
Benefits	145	183	149	196	284	95.9%
Commissions incurred	244	265	278	291	268	9.8%
Other expenses incurred	232	222	233	241	230	-0.9%
Amounts capitalized	(120)	(134)	(147)	(176)	(147)	-22.5%
Amortization	111	104	110	84	90	-18.9%
Total operating expenses	760	784	768	786	887	16.7%
Income (loss) from operations before taxes	313	322	350	300	287	-8.3%
Federal income tax expense (benefit)	46	47	48	42	37	-19.6%
Income (loss) from operations	$267	$275	$302	$258	$250	-6.4%

Effective Federal Income Tax Rate	14.7%	14.6%	13.6%	13.8%	12.8%

Average Equity, Excluding Goodwill and AOCI	$4,954	$5,002	$5,045	$5,000	$4,785	-3.4%

ROE, Excluding Goodwill and AOCI	21.6%	22.0%	23.9%	20.7%	20.9%

Return on Average Account Values	77	81	87	83	79	2

Income (Loss) from Operations
Variable annuity	220	225	264	232	214	-2.7%
Fixed annuity	47	50	38	26	36	-23.4%

Account Values
Variable annuity account values:
Average	$118,782	$117,177	$118,838	$112,615	$113,785	-4.2%
End-of-period	116,172	116,901	119,430	108,536	116,514	0.3%
Fixed annuity account values:
Average	19,508	19,564	19,801	12,254	13,400	-31.3%
End-of-period	19,457	19,655	19,855	12,743	13,944	-28.3%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$64	$64	$65	$62	$61	-4.7%
Net investment income	222	222	223	232	226	1.8%
Other revenues	6	6	6	6	6	0.0%
Total operating revenues	292	292	294	300	293	0.3%
Operating expenses:
Interest credited	137	137	140	142	145	5.8%
Commissions incurred	19	21	20	18	19	0.0%
Other expenses incurred	85	83	83	86	85	0.0%
Amounts capitalized	(4)	(6)	(5)	(6)	(5)	-25.0%
Amortization	7	6	9	6	6	-14.3%
Total operating expenses	244	241	247	246	250	2.5%
Income (loss) from operations before taxes	48	51	47	54	43	-10.4%
Federal income tax expense (benefit)	5	8	7	9	4	-20.0%
Income (loss) from operations	$43	$43	$40	$45	$39	-9.3%

Effective Federal Income Tax Rate	11.4%	15.1%	15.9%	15.9%	8.5%

Average Equity, Excluding Goodwill and AOCI	$1,312	$1,302	$1,316	$1,356	$1,402	6.9%

ROE, Excluding Goodwill and AOCI	13.0%	13.3%	12.1%	13.3%	11.2%

Pre-tax Net Margin	31.0%	32.8%	30.7%	34.0%	29.1%

Return on Average Account Values	25	25	22	26	22	(3)

Net Flows by Market
Small Market	(79)	12	110	248	189	NM
Mid - Large Market	834	730	1,573	264	(283)	NM
Multi-Fund® and Other	(292)	(243)	(272)	(339)	(287)	1.7%

Net Flows – Trailing Twelve Months	$1,766	$1,844	$2,813	$2,546	$1,702	-3.6%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$196	$205	$205	$210	$213	8.7%
Fee income	805	819	886	881	844	4.8%
Net investment income	658	650	671	719	643	-2.3%
Operating realized gain (loss)	(1)	(2)	(3)	-	(3)	NM
Other revenues	2	8	7	5	3	50.0%
Total operating revenues	1,660	1,680	1,766	1,815	1,700	2.4%
Operating expenses:
Interest credited	354	351	352	357	354	0.0%
Benefits	849	840	742	913	902	6.2%
Commissions incurred	180	166	173	241	186	3.3%
Other expenses incurred	201	198	202	210	212	5.5%
Amounts capitalized	(204)	(193)	(199)	(318)	(220)	-7.8%
Amortization	108	133	279	194	71	-34.3%
Total operating expenses	1,488	1,495	1,549	1,597	1,505	1.1%
Income (loss) from operations before taxes	172	185	217	218	195	13.4%
Federal income tax expense (benefit)	28	35	41	43	38	35.7%
Income (loss) from operations	$144	$150	$176	$175	$157	9.0%

Effective Federal Income Tax Rate	16.2%	18.9%	18.7%	19.8%	19.6%

Average Equity, Excluding Goodwill and AOCI	$7,826	$7,954	$8,047	$8,147	$8,399	7.3%

ROE, Excluding Goodwill and AOCI	7.4%	7.5%	8.8%	8.6%	7.5%

Average Account Values	$49,165	$49,548	$50,201	$50,088	$50,355	2.4%

In-Force Face Amount
UL and other	$340,862	$341,663	$342,455	$343,922	$346,292	1.6%
Term insurance	384,154	388,475	393,839	399,877	416,789	8.5%
Total in-force face amount	$725,016	$730,138	$736,294	$743,799	$763,081	5.3%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$508	$846	$1,011	$1,018	$1,023	101.4%
Net investment income	40	63	76	80	74	85.0%
Other revenues	5	28	41	41	41	NM
Total operating revenues	553	937	1,128	1,139	1,138	105.8%
Operating expenses:
Interest credited	1	1	1	2	1	0.0%
Benefits	326	617	744	769	753	131.0%
Commissions incurred	66	83	89	101	92	39.4%
Other expenses incurred	105	176	218	218	203	93.3%
Amounts capitalized	(13)	(17)	(25)	(39)	(23)	-76.9%
Amortization	31	20	22	24	42	35.5%
Total operating expenses	516	880	1,049	1,075	1,068	107.0%
Income (loss) from operations before taxes	37	57	79	64	70	89.2%
Federal income tax expense (benefit)	8	12	16	14	15	87.5%
Income (loss) from operations	$29	$45	$63	$50	$55	89.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,102	$1,610	$2,105	$2,082	$2,165	96.5%

ROE, Excluding Goodwill and AOCI	10.5%	11.2%	11.9%	9.6%	10.1%

Loss Ratios by Product Line
Life	63.2%	68.0%	70.6%	70.8%	71.4%
Disability	61.9%	76.4%	75.8%	79.6%	75.4%
Dental	74.7%	73.4%	72.2%	70.6%	72.2%
Total	64.3%	73.1%	73.6%	75.8%	73.7%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$5	$4	$-	$2	-33.3%
Net investment income	64	53	50	57	51	-20.3%
Other revenues	-	-	2	(3)	4	NM
Total operating revenues	67	58	56	54	57	-14.9%
Operating expenses:
Interest credited	15	14	14	13	15	0.0%
Benefits	19	28	38	20	20	5.3%
Commissions and other expenses	8	7	11	(3)	24	200.0%
Interest and debt expenses	68	68	69	69	71	4.4%
Strategic digitization expense	15	16	18	28	15	0.0%
Total operating expenses	125	133	150	127	145	16.0%
Income (loss) from operations before taxes	(58)	(75)	(94)	(73)	(88)	-51.7%
Federal income tax expense (benefit)	(16)	(16)	(23)	(20)	(28)	-75.0%
Income (loss) from operations	$(42)	$(59)	$(71)	$(53)	$(60)	-42.9%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$8,641	$9,538	$10,162	$10,278	$10,512	21.7%
Deferrals	353	363	387	550	406	15.0%
Operating amortization	(267)	(269)	(424)	(311)	(209)	21.7%
Deferrals, net of operating amortization	86	94	(37)	239	197	129.1%
Amortization associated with benefit ratio unlocking	5	1	(5)	36	(25)	NM
Business acquired	-	30	-	-	-	NM
Business sold through reinsurance	-	-	-	(278)	-	NM
Adjustment related to realized gains (losses)	(5)	(7)	-	(38)	31	NM
Adjustment related to unrealized gains (losses)	811	506	158	275	(1,026)	NM
Balance as of end-of-period	$9,538	$10,162	$10,278	$10,512	$9,689	1.6%

DFEL
Balance as of beginning-of-period	$1,445	$1,877	$2,294	$2,442	$2,769	91.6%
Deferrals	203	207	214	251	217	6.9%
Operating amortization	(107)	(121)	(165)	(146)	(112)	-4.7%
Deferrals, net of operating amortization	96	86	49	105	105	9.4%
Amortization associated with benefit ratio unlocking	1	-	(1)	4	(3)	NM
Adjustment related to realized (gains) losses	(4)	(4)	(3)	(10)	3	175.0%
Adjustment related to unrealized (gains) losses	339	335	103	228	(671)	NM
Balance as of end-of-period	$1,877	$2,294	$2,442	$2,769	$2,203	17.4%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$6,052	$6,216	$6,190	$6,117	$5,914	-2.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Fixed Annuities
Balance as of beginning-of-period	$20,305	$20,315	$20,722	$21,116	$21,666	6.7%
Gross deposits	492	889	890	1,305	1,584	222.0%
Full surrenders and deaths	(399)	(490)	(555)	(501)	(469)	-17.5%
Other contract benefits	(152)	(157)	(161)	(186)	(151)	0.7%
Net flows	(59)	242	174	618	964	NM
Contract holder assessments	(7)	(8)	(8)	(9)	(8)	-14.3%
Reinvested interest credited	76	173	228	(59)	319	NM
Balance as of end-of-period, gross	20,315	20,722	21,116	21,666	22,941	12.9%
Reinsurance ceded	(858)	(1,067)	(1,261)	(8,923)	(8,997)	NM
Balance as of end-of-period, net	$19,457	$19,655	$19,855	$12,743	$13,944	-28.3%

Variable Annuities
Balance as of beginning-of-period	$117,479	$116,172	$116,901	$119,430	$108,536	-7.6%
Gross deposits	2,034	2,094	2,190	2,469	1,924	-5.4%
Full surrenders and deaths	(1,614)	(1,545)	(1,523)	(1,414)	(1,458)	9.7%
Other contract benefits	(967)	(917)	(922)	(998)	(938)	3.0%
Net flows	(547)	(368)	(255)	57	(472)	13.7%
Contract holder assessments	(619)	(620)	(629)	(617)	(601)	2.9%
Change in market value and reinvestment	(141)	1,717	3,413	(10,334)	9,051	NM
Balance as of end-of-period, gross and net	$116,172	$116,901	$119,430	$108,536	$116,514	0.3%

Total
Balance as of beginning-of-period	$137,784	$136,487	$137,623	$140,546	$130,202	-5.5%
Gross deposits	2,526	2,983	3,080	3,774	3,508	38.9%
Full surrenders and deaths	(2,013)	(2,035)	(2,078)	(1,915)	(1,927)	4.3%
Other contract benefits	(1,119)	(1,074)	(1,083)	(1,184)	(1,089)	2.7%
Net flows	(606)	(126)	(81)	675	492	181.2%
Contract holder assessments	(626)	(628)	(637)	(626)	(609)	2.7%
Change in market value and reinvestment	(65)	1,890	3,641	(10,393)	9,370	NM
Balance as of end-of-period, gross	136,487	137,623	140,546	130,202	139,455	2.2%
Reinsurance ceded	(858)	(1,067)	(1,261)	(8,923)	(8,997)	NM
Balance as of end-of-period, net	$135,629	$136,556	$139,285	$121,279	$130,458	-3.8%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
General Account
Balance as of beginning-of-period	$18,724	$18,856	$19,046	$19,511	$19,766	5.6%
Gross deposits	459	394	704	489	458	-0.2%
Withdrawals	(520)	(443)	(442)	(544)	(519)	0.2%
Net flows	(61)	(49)	262	(55)	(61)	0.0%
Transfers between fixed and variable accounts	60	104	65	169	70	16.7%
Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%
Reinvestment interest credited	136	138	141	144	142	4.4%
Balance as of end-of-period	$18,856	$19,046	$19,511	$19,766	$19,914	5.6%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$48,645	$48,854	$50,137	$52,994	$47,289	-2.8%
Gross deposits	1,901	1,823	2,624	1,674	2,038	7.2%
Withdrawals	(1,377)	(1,275)	(1,475)	(1,446)	(2,358)	-71.2%
Net flows	524	548	1,149	228	(320)	NM
Transfers between fixed and variable accounts	(119)	(112)	(134)	(170)	(210)	-76.5%
Contract holder assessments	(52)	(52)	(53)	(52)	(51)	1.9%
Change in market value and reinvestment	(144)	899	1,895	(5,711)	5,177	NM
Balance as of end-of-period	$48,854	$50,137	$52,994	$47,289	$51,885	6.2%

Total
Balance as of beginning-of-period	$67,369	$67,710	$69,183	$72,505	$67,055	-0.5%
Gross deposits	2,360	2,217	3,328	2,163	2,496	5.8%
Withdrawals	(1,897)	(1,718)	(1,917)	(1,990)	(2,877)	-51.7%
Net flows	463	499	1,411	173	(381)	NM
Transfers between fixed and variable accounts	(59)	(8)	(69)	(1)	(140)	NM
Contract holder assessments	(55)	(55)	(56)	(55)	(54)	1.8%
Change in market value and reinvestment	(8)	1,037	2,036	(5,567)	5,319	NM
Balance as of end-of-period	$67,710	$69,183	$72,505	$67,055	$71,799	6.0%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
General Account
Balance as of beginning-of-period	$36,791	$36,855	$36,955	$37,054	$37,289	1.4%
Deposits	1,040	1,073	1,024	1,133	1,027	-1.3%
Withdrawals and deaths	(318)	(312)	(266)	(197)	(331)	-4.1%
Net flows	722	761	758	936	696	-3.6%
Contract holder assessments	(1,019)	(1,018)	(1,024)	(1,051)	(1,043)	-2.4%
Reinvested interest credited	361	357	365	350	333	-7.8%
Balance as of end-of-period, gross	36,855	36,955	37,054	37,289	37,275	1.1%
Reinsurance ceded	(700)	(693)	(683)	(677)	(669)	4.4%
Balance as of end-of-period, net	$36,155	$36,262	$36,371	$36,612	$36,606	1.2%

Separate Account
Balance as of beginning-of-period	$13,851	$13,987	$14,420	$15,102	$13,735	-0.8%
Deposits	494	444	499	730	510	3.2%
Withdrawals and deaths	(140)	(121)	(177)	(227)	(186)	-32.9%
Net flows	354	323	322	503	324	-8.5%
Contract holder assessments	(179)	(179)	(187)	(210)	(193)	-7.8%
Change in market value and reinvestment	(39)	289	547	(1,660)	1,480	NM
Balance as of end-of-period, gross	13,987	14,420	15,102	13,735	15,346	9.7%
Reinsurance ceded	(861)	(868)	(886)	(758)	(832)	3.4%
Balance as of end-of-period, net	$13,126	$13,552	$14,216	$12,977	$14,514	10.6%

Total
Balance as of beginning-of-period	$50,642	$50,842	$51,375	$52,156	$51,024	0.8%
Deposits	1,534	1,517	1,523	1,863	1,537	0.2%
Withdrawals and deaths	(458)	(433)	(443)	(424)	(517)	-12.9%
Net flows	1,076	1,084	1,080	1,439	1,020	-5.2%
Contract holder assessments	(1,198)	(1,197)	(1,211)	(1,261)	(1,236)	-3.2%
Change in market value and reinvestment	322	646	912	(1,310)	1,813	NM
Balance as of end-of-period, gross	50,842	51,375	52,156	51,024	52,621	3.5%
Reinsurance ceded	(1,561)	(1,561)	(1,569)	(1,435)	(1,501)	3.8%
Balance as of end-of-period, net	$49,281	$49,814	$50,587	$49,589	$51,120	3.7%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/18		As of 12/31/18		As of 3/31/19
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities:
Corporate bonds	$80,680	86.1%	$81,314	84.7%	$84,255	83.0%
U.S. government bonds	401	0.4%	417	0.4%	423	0.4%
Foreign government bonds	440	0.5%	448	0.5%	453	0.4%
Mortgage-backed securities	4,037	4.3%	4,177	4.3%	4,299	4.2%
Asset-backed collateralized debt obligations	875	0.9%	1,730	1.8%	2,437	2.4%
State and municipal bonds	5,000	5.3%	5,345	5.6%	5,569	5.5%
Hybrid and redeemable preferred securities	626	0.7%	593	0.6%	614	0.6%
Total fixed maturity AFS securities	92,059	98.2%	94,024	97.9%	98,050	96.5%
Trading securities	1,553	1.7%	1,950	2.0%	3,314	3.3%
Equity securities	112	0.1%	99	0.1%	153	0.2%
Total fixed maturity AFS, trading and equity securities	$93,724	100.0%	$96,073	100.0%	$101,517	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$87,267	98.3%	$92,429	98.0%	$92,894	96.6%
Trading securities	1,392	1.6%	1,823	1.9%	3,115	3.2%
Equity securities	112	0.1%	116	0.1%	164	0.2%
Total fixed maturity AFS, trading and equity securities	$88,771	100.0%	$94,368	100.0%	$96,173	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.7%		96.2%		96.1%
Below investment grade		4.3%		3.8%		3.9%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$47	$46	$43	$50	$38	-19.1%
Total excluded realized gain (loss)	(35)	(53)	(98)	141	(400)	NM
Total realized gain (loss), pre-tax	$12	$(7)	$(55)	$191	$(362)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(28)	$(41)	$(77)	$111	$(316)	NM
Benefit ratio unlocking	(10)	7	33	(167)	142	NM
Net gain (loss), after-tax	$(38)	$(34)	$(44)	$(56)	$(174)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(15)	$9	$(15)	$(37)	$(110)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(25)	(42)	(19)	(53)	(15)	40.0%
GLB non-performance risk component	5	2	(5)	56	(27)	NM
Total variable annuity net derivative results	(20)	(40)	(24)	3	(42)	NM
Indexed annuity forward-starting option	(3)	(3)	(5)	(22)	(22)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(38)	$(34)	$(44)	$(56)	$(174)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(2)	$(1)	$(2)	$(2)	$(6)	NM
Other realized gain (loss) related to certain investments	(15)	(11)	(7)	(13)	(15)	4.8%
Gain (loss) on the mark-to-market on equity investments	-	2	-	(15)	5	NM
Gain (loss) on the mark-to-market on certain instruments	2	19	(6)	(7)	(94)	NM
Total realized gain (loss) related
to investments, after-tax	$(15)	$9	$(15)	$(37)	$(110)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	Change
Revenues
Total revenues	$3,609	$4,020	$4,264	$4,531	$3,965	9.9%
Less:
Excluded realized gain (loss)	(35)	(53)	(98)	141	(400)	NM
Amortization of DFEL associated with benefit ratio unlocking	(1)	-	-	(4)	3	NM
Adjusted operating revenues	$3,645	$4,073	$4,362	$4,394	$4,362	19.7%

Net Income
Net income (loss)	$367	$385	$490	$399	$252	-31.3%
Less:
Excluded realized gain (loss), after-tax	(28)	(41)	(77)	111	(316)	NM
Benefit ratio unlocking, after-tax	(10)	7	33	(167)	142	NM
Net impact from the Tax Cuts and Jobs Act	(13)	-	32	-	-	100.0%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(4)	(35)	(8)	(20)	(15)	NM
Gain (loss) on early extinguishment of debt, after-tax	(19)	-	-	-	-	100.0%
Adjusted income (loss) from operations	$441	$454	$510	$475	$441	0.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.64	$1.70	$2.24	$1.80	$1.22	-25.6%
Less:
Excluded realized gain (loss), after-tax	(0.13)	(0.19)	(0.36)	0.53	(1.54)	NM
Benefit ratio unlocking, after-tax	(0.04)	0.03	0.15	(0.78)	0.69	NM
Net impact from the Tax Cuts and Jobs Act	(0.06)	-	0.15	-	-	100.0%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.02)	(0.16)	(0.04)	(0.10)	(0.07)	NM
Gain (loss) on early extinguishment of debt, after-tax	(0.08)	-	-	-	-	100.0%
Adjusted income (loss) from operations	$1.97	$2.02	$2.34	$2.15	$2.14	8.6%